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                                                                   Exhibit 23.3
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Allied Waste Industries, Inc. Registration Statement on Form S-4 (File No. 333-91539) of our report dated March 3, 1999 included in
Allied Waste Industries, Inc.'s Form 10-K/A for the year ended December 31, 1998, and to all references to our firm included in this registration statement.


                                      /s/ Arthur Andersen LLP


Phoenix, Arizona
December 29, 1999